UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004

WENDY’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8116	31-0785108
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4288 West Dublin-Granville Road, Dublin, Ohio	43017-0256
(Address of principal executive offices)	(Zip Code)

(614) 764-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2004, the Company issued a press release and other financial information regarding its third quarter results. A copy of this press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99 — Press release and financial information issued by the Company dated October 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.
/s/ Kerrii B. Anderson
Kerrii B. Anderson
Executive Vice President & Chief Financial Officer

Date October 22, 2004